Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2014
Redeemable Noncontrolling Interests

NOTE 12 — Redeemable Noncontrolling Interests

We have noncontrolling interests in majority owned entities, which are carried at fair value as the noncontrolling interests contain certain rights, whereby we may acquire and the minority shareholders may sell to us the additional shares of the companies. A reconciliation of redeemable noncontrolling interest for the years ended December 31, 2014, 2013 and 2012 is as follows:

	Year ended December 31,
	2014	2013	2012
Balance, beginning of the period	$364,871	$13,473	$13,952
Acquisition of redeemable noncontrolling interest	—	343,984	—
Purchase of subsidiary shares at fair value	—	(14,923)	—
Net income (loss) attributable to noncontrolling interests	(9,690)	(7,130)	485
Fair value adjustments	259,984	26,614	772
Currency translation adjustments and other	(55,092)	2,853	(1,736)

Balance, end of period	$560,073	$364,871	$13,473

For information on redeemable noncontrolling interest acquired during 2013, see Note 3 — Acquisitions.

The fair value of the redeemable noncontrolling interest was determined based on a blended analysis of the present value of future discounted cash flows and market value approach (“Level 3” on the fair value hierarchy). Our significant estimates in the discounted cash flow model include our weighted average cost of capital as well as long-term growth and profitability of the business. Our significant estimates in the market value approach include identifying similar companies with comparable business factors and assessing comparable revenue and operating multiples in estimating the fair value of the business.